UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 23, 2016

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip code)
(617) 621-7722
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2016, Ironwood Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the closing of a direct private placement to institutional investors pursuant to which the Company will issue $150,000,000 in aggregate principal amount of 8.375% Notes due 2026 (the “Notes”).  The issue and sale, by the Company, and purchase, by the purchasers, of the Notes is expected to occur on January 5, 2017 (the “Funding Date”). The proceeds from the issuance of the Notes will be used to redeem the Company’s Linaclotide PhaRMASM 11% Notes due 2024 (the “Redemption”), expected to be completed on the Funding Date.  The Notes, when issued, will be governed by an Indenture (the “Indenture”), dated September 23, 2016, between the Company and U.S. Bank National Association, as trustee (the “Trustee”).  The Notes were offered, and will be issued, under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The offer, and sale on the Funding Date, of the Notes have not and will not be registered under the Securities Act or under any applicable state or foreign securities laws and the Notes may not be offered or sold in the United States or to U.S. persons unless an exemption from the registration requirements of the Securities Act is available.  The full text of the press release issued by the Company in connection with the closing of the direct private placement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Under the terms of the Indenture, the Notes will bear interest at a rate of 8.375% per annum.  Interest on the Notes will be payable March 15, June 15, September 15 and December 15 of each year (each a “Payment Date”), commencing June 15, 2017.  Principal of the Notes will be payable on Payment Dates from and after March 15, 2019.  The Notes will have a final legal maturity date of September 15, 2026 (the “Legal Maturity Date”).  All outstanding principal will be paid at maturity.

After the interest-only period, the Company will make quarterly payments on the Notes equal to the greater of (i) 7.5% of net sales of linaclotide in the United States for the preceding quarter (the “Synthetic Royalty Amount”) and (ii) accrued and unpaid interest on the Notes (the “Required Interest Amount”). Principal on the Notes will be repaid in an amount equal to the Synthetic Royalty Amount minus the Required Interest Amount, when this is a positive number, until the principal has been paid in full.  Because the principal payments on the Notes are based on the Synthetic Royalty Amount, which will vary from quarter to quarter, the Notes may fully be repaid before the Legal Maturity Date.

The Notes will be secured by a security interest in a segregated bank account established to receive the required quarterly payments as well as certain limited accounts receivables, payment intangibles or other rights to payment or proceeds, in each case, up to the Synthetic Royalty Amount or estimated equivalent thereto, as applicable.  Up to the amount of the required quarterly payments under the Notes, Forest Laboratories, LLC (“Forest”), a subsidiary of Allergan plc, will deposit its quarterly true-up payments to the Company related to net sales of linaclotide in the United States pursuant to the Collaboration Agreement between the Company and Forest (the “Collaboration Agreement”) into the segregated bank account.  If the funds deposited by Forest into the segregated bank account are insufficient to make a required payment of interest or principal on a particular Payment Date when such payment of interest or principal is due, the Company is obligated to pay the amounts of such shortfall out of the Company’s general funds as an unsecured recourse obligation.

The Notes may be redeemed at any time prior to maturity, in whole or in part, at the option of the Company.  If the applicable redemption of the Notes occurs prior to March 15, 2018, the Company will pay a redemption price equal to the outstanding principal balance of the Notes being redeemed, plus (i) the difference between (A) the required interest amount that would have otherwise been payable from the date of redemption through March 15, 2018 on the outstanding principal balance of the Notes being redeemed, minus (B) the aggregate amount of interest the purchasers would earn if the outstanding principal balance of the Notes being redeemed were reinvested for the period from the date of redemption through March 15, 2018 at a rate per annum equal to the yield expressed as a rate listed in The Wall Street Journal for United States Treasury securities having a term of not greater than 12 months on the date three business days prior to the date of redemption, plus (ii) an amount equal to the redemption premium that would otherwise be payable as if such redemption had occurred at March 15, 2018.  If the applicable redemption of the Notes occurs on or after March 15, 2018, the Company will pay a redemption price equal to the percentage of outstanding principal balance of the Notes being redeemed specified below for the period in which the redemption occurs:

Payment Dates	Redemption Percentage
From and including March 15, 2018 to and including March 14, 2019	108.00%
From and including March 15, 2019 to and including March 14, 2020	105.50%
From and including March 15, 2020 to and including March 14, 2021	102.75%
From and including March 15, 2021 and thereafter	100.00%

The Indenture contains certain covenants around the Company’s obligations with respect to the commercialization of linaclotide and the Collaboration Agreement, as well as customary covenants, including covenants that limit or restrict the Company’s ability to incur certain liens, merge or consolidate or make dispositions of assets.  The Indenture does not limit the Company’s ability to incur indebtedness or to maintain any financial ratios or specific levels of net worth, revenues, income, cash flow or liquidity.  The Indenture specifies a number of events of default (some of which are subject to applicable cure periods), including, among other things, covenant defaults, other non-payment defaults, bankruptcy and insolvency defaults.  Upon the occurrence of an event of default under the Indenture, subject to cure periods in certain circumstances, the Trustee, upon direction of the holders of the Notes that have a majority of the outstanding principal balance of the Notes, may declare all amounts outstanding to be immediately due and payable and may foreclose upon the Company’s assets that comprise the collateral securing the Notes.

The foregoing summary is qualified in its entirety by reference to the Indenture which is attached as exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the Company’s expectations concerning the completion of the issuance and sale of the Notes, the timing of the repayment of the Notes and the timing of, and our ability to complete, the Redemption. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include the risk that we are unable to successfully complete the issuance and sale of the Notes, the Redemption and the repayment of the Notes prior to September 15, 2026; and the risks listed under the heading “Risk Factors” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, and in our subsequent SEC filings. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the disclosure set forth above under “Item 1.01 Entry into a Material Definitive Agreement” which is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of September 23, 2016, by and between Ironwood Pharmaceuticals, Inc. and U.S. Bank National Association

99.1	Ironwood Pharmaceuticals, Inc. Press Release dated September 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD PHARMACEUTICALS, INC.

	By:	/s/ Thomas Graney
	Name:	Thomas Graney
	Title:	Chief Financial Officer and Senior Vice President of Finance and Corporate Strategy

Date: September 26, 2016

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of September 23, 2016, by and between Ironwood Pharmaceuticals, Inc. and U.S. Bank National Association

99.1	Ironwood Pharmaceuticals, Inc. Press Release dated September 26, 2016